                                                                    EXHIBIT 99.1

                         SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

 August 13, 2014

                               WARBURG PINCUS PRIVATE EQUITY X, L.P.

                               By: Warburg Pincus X, L.P., its general partner
                               By: Warburg Pincus X LLC, its general partner
                               By: Warburg Pincus Partners LLC, its sole member
                               By: Warburg Pincus & Co., its managing member

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss
                               Partner

                               WARBURG PINCUS X PARTNERS, L.P.
                               By: Warburg Pincus X, L.P., its general partner
                               By: Warburg Pincus X LLC, its general partner
                               By: Warburg Pincus Partners LLC, its sole member
                               By: Warburg Pincus & Co., its managing member

                               By: /s/ Robert B. Knauss
                                    --------------------------------------------
                               Robert B. Knauss
                               Partner

                               WARBURG PINCUS X, L.P.
                               By: Warburg Pincus X LLC, its general partner
                               By: Warburg Pincus Partners LLC, its sole member
                               By: Warburg Pincus & Co., its managing member

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss
                               Partner

                               WARBURG PINCUS X LLC
                               By: Warburg Pincus Partners LLC, its sole member.
                               By: Warburg Pincus & Co., its managing member

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss
                               Partner

                               WARBURG PINCUS PARTNERS LLC

                               By: Warburg Pincus & Co., its managing member

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss
                               Partner

                               WARBURG PINCUS & CO.

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss
                               Partner

                               WARBURG PINCUS LLC

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss
                               Managing Director

                               CHARLES R. KAYE

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss, Attorney-in-Fact*

                               JOSEPH P. LANDY

                               By: /s/ Robert B. Knauss
                                   --------------------------------------------
                               Robert B. Knauss, Attorney-in-Fact*

        *       Power of Attorney given by Mr. Kaye and Mr. Landy was previously filed with the United States Securities and Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to
                Laredo Petroleum Holdings, Inc. and is hereby incorporated by reference.